UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 5, 2009 (January 30, 2009)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

On January 30, 2009, Novacea, Inc. (“Novacea”) completed its business combination with Transcept Pharmaceuticals, Inc. (“TPI”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization among Novacea, Pivot Acquisition, Inc., a wholly owned subsidiary of Novacea, and TPI, dated as of August 29, 2008 (the “Agreement”), as amended on December 23, 2008 by the Amendment to Agreement and Plan of Merger and Reorganization (the “Amendment,” along with the Agreement, collectively, the “Merger Agreement”), pursuant to which TPI became a wholly owned subsidiary of Novacea (the “Merger”). Also on January 30, 2009, in connection with the Merger, Novacea effected a 1-for-5 reverse stock split of its common stock, the name of Novacea was changed to “Transcept Pharmaceuticals, Inc.”, and the name of TPI became Pivot Acquisition, Inc. Following the closing of the Merger, the business conducted by Transcept became primarily the business conducted by TPI immediately prior to the Merger. The Merger, reverse stock split and the name change of Novacea were approved by the stockholders of Novacea at a special meeting of Novacea stockholders held on January 27, 2009. In the discussion set forth in this Current Report on Form 8-K, “Transcept” refers to the public company, formerly known as Novacea and now known as Transcept Pharmaceuticals, Inc., and “TPI” refers to the subsidiary of Transcept resulting from the Merger, formerly known as Transcept Pharmaceuticals, Inc. and now known as Pivot Acquisition, Inc.

Under the terms of the Merger Agreement, Novacea issued shares of common stock to the TPI stockholders at the rate of 0.14134 shares of common stock, on a post 1-for-5 reverse split basis, for each share of TPI common stock outstanding. Transcept also assumed all of the stock options and stock warrants of TPI outstanding as of January 30, 2009, with each share of common stock of TPI underlying such options and warrants being converted to 0.14134 shares of Transcept common stock. After consummation of the Merger the former TPI stockholders, option holders and warrant holders owned approximately 61.24% of the Transcept common stock on a fully-diluted basis and the stockholders, option holders and warrant holders of Novacea prior to the Merger owned, as of the closing, approximately 38.76% of the Transcept common stock on a fully-diluted basis. Following the completion of the Merger and the reverse stock split, Transcept has approximately 13.1 million shares of common stock outstanding.

The issuance of the shares of Transcept common stock to the former stockholders of TPI was registered with the Securities and Exchange Commission on a Registration Statement on Form S-4 (Reg. No. 333-153844) (the “Registration Statement”). Please see the information set forth in the section of the Registration Statement entitled “Interests of Novacea Directors and Executive Officers in the Merger” and “Interests of Transcept Directors and Executive Officers in the Merger” for a description of the relationships, other than in respect of the Merger, between and among Novacea, TPI and their respective officers and directors.

Novacea securities listed on the NASDAQ Global Market, trading under the ticker symbol “NOVC,” were suspended for trading as of the close of business on Friday, January 30, 2009 and trading of Transcept securities on the NASDAQ Global Market under the ticker symbol “TSPT” commenced on Monday, February 2, 2009.

The foregoing description of the terms and conditions of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Amendment attached hereto as Exhibits 2.1 and 2.2 which are incorporated by reference herein.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the “Background” section above, as well as the disclosures under Items 5.01(d) and 5.03, of this Current Report on Form 8-K. Immediately following the closing of the Merger on January 30, 2009, former TPI stockholders held approximately 61.24% of the outstanding shares of Transcept common stock in the aggregate, and the Novacea pre-merger stockholders held approximately 38.76% of Transcept outstanding common stock in the aggregate.

Pursuant to the terms of the Merger Agreement, all of Novacea executive officers resigned from their positions effective as of the closing of the Merger as follows: John P. Walker, Chief Executive Officer and Chairman, and Edward C. Albini, Vice President and Chief Financial Officer.

In addition, the Novacea board of directors appointed the following individuals to serve in the positions set forth by each name, effective as of the closing of the Merger:

Glenn A. Oclassen	65	President and Chief Executive Officer
Thomas P. Soloway	41	Senior Vice President, Operations and Chief Financial Officer
Susan L. Koppy	47	Vice President, Corporate Development
Terrence O. Moore	54	Vice President, Marketing & Sales
Nikhilesh N. Singh, Ph.D.	50	Senior Vice President, Chief Scientific Officer
Marilyn E. Wortzman	62	Vice President, Finance

Also on January 30, 2009, as described in the Registration Statement, Daniel Bradbury, James Healy, Judy Hemberger, Michael Raab and Eckhard Weber resigned from the board of directors of Novacea effective as of the closing of the Merger, and Christopher Ehrlich, Thomas Kiley, Kathleen LaPorte, Jake Nunn, Glenn Oclassen, G. Kirk Raab and Daniel Turner were appointed to the Transcept board of directors effective as of the closing of the Merger. Other than Jake Nunn, each of the individuals appointed to the board of directors of Transcept in connection with the Merger previously served as a director of TPI. These resignations and appointments were made pursuant to the terms of the Merger Agreement, which provided TPI with the authority to designate six individuals as directors. Pursuant to the terms of the Merger Agreement, as amended, and as described in the Registration Statement, John Walker, Camille Samuels and Frederick Ruegsegger will continue to serve on the board of directors of Transcept after the Merger.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Reference is made to Item 5.01 of this Current Report on Form 8-K. Pursuant to the terms of the Merger Agreement, Daniel Bradbury, James Healy, Judy Hemberger, Michael Raab and Eckhard Weber resigned from Novacea effective as of the closing of the Merger. Also, pursuant to the terms of the Merger Agreement, all of the Novacea executive officers serving prior to the Merger resigned from their positions effective as of the closing of the Merger as follows: John P. Walker, Chief Executive Officer and Chairman, and Edward C. Albini, Vice President and Chief Financial Officer.

(c) Reference is made to Item 5.01 of this Current Report on Form 8-K. The Novacea board of directors appointed the following individuals to serve in the positions set forth by each name, effective as of the closing of the Merger:

Glenn A. Oclassen	President and Chief Executive Officer
Thomas P. Soloway	Senior Vice President, Operations and Chief Financial Officer
Susan L. Koppy	Vice President, Corporate Development
Terrence O. Moore	Vice President, Marketing & Sales
Nikhilesh N. Singh, Ph.D.	Senior Vice President, Chief Scientific Officer
Marilyn E. Wortzman	Vice President, Finance

Please see the information in the sections of the Registration Statement entitled “Management Following the Merger - Executive Officers and Directors,” “Management Following the Merger - Executive Compensation” and “Related Party Transaction of Directors and Executive Officers of the Combined Company” for the biographical information, compensation and plan participation information and a discussion of any related party transactions required to be disclosed under this Item 5.02(c). Such information is incorporated herein by reference.

(d) Under the terms of the Merger Agreement the number of authorized directors comprising the Transcept board of directors is set at 10 as of the closing of the Merger, with three of such directors (Frederick Ruegsegger, Camille Samuels and John Walker) coming from the board of directors of Novacea as comprised prior to the consummation of the Merger (the “Novacea Directors”), six of such directors (Christopher Ehrlich, Thomas Kiley, Kathleen LaPorte, Glenn Oclassen, G. Kirk Raab and Daniel Turner) coming from the board of directors of TPI as comprised prior to the consummation of the Merger, and one director (Jake Nunn) being designated by Novacea. The Merger Agreement further provides for Novacea Directors whose terms expire in 2009 and 2010 to be nominated for election to their respective director positions at the annual meeting of stockholders to be held in each such years, as applicable, and for the audit committee and compensation committee of Transcept to each contain at least one Novacea Director. Finally, in accordance with the terms of the Merger Agreement, the bylaws of Transcept were amended in connection with the consummation of the Merger to provide for (i) the maintenance of at least three Novacea Directors on the Transcept board of directors, (ii) the nomination of Novacea Directors whose terms expire in 2009 and 2010 to be elected by the stockholders of Transcept as directors in the respective annual meeting of stockholder held in each such year, and (iii) the authorized number of directors of Transcept not to be increased or decreased prior to one year from the closing of the Merger without the vote at a meeting of the board of directors of Transcept including at least a majority of the Novacea Directors.

Christopher Ehrlich, Thomas Kiley, Kathleen LaPorte, Jake Nunn, Glenn Oclassen, G. Kirk Raab and Daniel Turner, were appointed to the Transcept board of directors effective as of the closing of the Merger. The structure of the board of directors of Novacea, classifying such directors into three staggered classes with each class serving a three-year term, remains in place following the closing of the Merger. The composition of these classes in the Transcept board of directors after the Merger is as follows:

•	Class I directors (with terms expiring at the annual meeting of stockholders in 2010): Christopher B. Ehrlich, Kathleen D. LaPorte, Camille D. Samuels and Frederick J. Ruegsegger;

•	Class II directors (with terms expiring at the annual meeting of stockholders in 2011): Jake R. Nunn, Daniel K. Turner III and John P. Walker; and

•	Class III directors (with terms expiring at the annual meeting of stockholders in 2009): Thomas D. Kiley, Glenn A. Oclassen and G. Kirk Raab.

Christopher Ehrlich and Kathleen LaPorte were each appointed to the audit committee of the Transcept board of directors, effective as of the closing of the Merger. Frederick Ruegsegger remains on such committee, and serves as its chairman.

Christopher Ehrlich and Daniel Turner were each appointed to the compensation committee of the Transcept board of directors, effective as of the closing of the Merger, with Daniel Turner as its chairman. Camille Samuels remains on such committee.

Thomas Kiley, Jake Nunn and Daniel Turner were each appointed to the nominating and corporate governance committee of the Transcept board of directors, with Thomas Kiley as its chairman.

Please see the information in the sections of the Registration Statement entitled “Management Following the Merger - Executive Officers and Directors,” “Management Following the Merger - Director Compensation” and “Related Party Transaction of Directors and Executive Officers of the Combined Company” for the biographical information, compensation and plan participation information and a discussion of any related party transactions required to be disclosed under this Item 5.02(d). Such information is incorporated herein by reference.

(e) In connection with the Merger, the officers of TPI prior to such transaction became officers of Transcept, and the compensation plans with respect to such officers were carried over to Transcept. Please see the information in the sections of the Registration Statement entitled “Management Following the Merger - Executive Compensation” and “Management Following the Merger – Employee Benefit Plans” for the compensation plan, contract and arrangement information being adopted by Transcept in connection with the Merger and required to be disclosed under this Item 5.02(d). Such information is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2008, the board of directors of Novacea approved an amendment to the Novacea certificate of incorporation to effect a 1-for-5 reverse stock split of the issued shares of Novacea common stock (the “Reverse Stock Split Amendment”) and to change the name of Novacea from “Novacea, Inc.” to “Transcept Pharmaceuticals, Inc.” upon the consummation of the Merger (the “Name Change Amendment”). The Reverse Stock Split Amendment and Name

Change Amendment were each approved by the stockholders of Novacea at a special meeting of Novacea stockholders held on January 27, 2009. An Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split Amendment and the Name Change Amendment was filed with the Delaware Secretary of State in connection with the consummation of the Merger, and became effective on January 30, 2009.

Upon the effectiveness of the Reverse Stock Split Amendment (the “Split Effective Time”), the issued shares of Novacea common stock immediately prior to the Split Effective Time were reclassified into a smaller number of shares, such that a pre-Merger stockholder of Novacea now owns one new share of Transcept common stock for each five shares of issued Novacea common stock held by that stockholder immediately prior to the Split Effective Time.

The bylaws of Transcept were amended in connection with the consummation of Merger to provide for certain board composition and size requirements as described above in Item 5.02(d) of this Current Report on Form 8-K (the “Bylaws Amendment”), which is incorporated herein by reference.

The foregoing description of the Reverse Stock Split Amendment, Name Change Amendment and Bylaws Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and bylaws of Transcept which are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The disclosure set forth in Item 9.01(a) in the Current Report on Form 8-K filed with Securities and Exchange Commission (the “Prior 8-K”) is incorporated herein by reference. The required financial statements under this item will be filed by amendment of the Prior 8-K in accordance with the requirements of Item 9.01(a)(4) of Form 8-K.

(b) Pro Forma Financial Information

The disclosure set forth in Item 9.01(b) in the Prior 8-K is incorporated herein by reference. The required financial statements under this item will be filed by amendment of the Prior 8-K in accordance with the requirements of Item 9.01(b)(2) of Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

3.1	Amended and Restated Certificate of Incorporation of Transcept Pharmaceuticals, Inc.

3.2	Bylaws of Transcept Pharmaceuticals, Inc., as amended.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: February 5, 2009	By:	/s/ Thomas P. Soloway
		Name:	Thomas P. Soloway
		Title:	Senior Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

3.1	Amended and Restated Certificate of Incorporation of Transcept Pharmaceuticals, Inc.

3.2	Bylaws of Transcept Pharmaceuticals, Inc., as amended.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.